  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 12, 1997
                                                      REGISTRATION NO. 333-29573
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       PRE-EFFECTIVE AMENDMENT NO. 2
                                       TO
                       REGISTRATION STATEMENT ON FORM S-4
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                ---------------
                          PREMIER LASER SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           CALIFORNIA                             3841                            33-0476284
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

                                ---------------
                       3 MORGAN, IRVINE, CALIFORNIA 92618
                                 (714) 859-0656
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                ---------------
                             COLETTE COZEAN, PH.D.
                            CHIEF EXECUTIVE OFFICER
                          PREMIER LASER SYSTEMS, INC.
                       3 MORGAN, IRVINE, CALIFORNIA 92618
                                 (714) 859-0656
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                              OF AGENT OF SERVICE)
                                ---------------
                                   COPIES TO:
                          THOMAS G. BROCKINGTON, ESQ.
                             SCOTT SANTAGATA, ESQ.
                                 RUTAN & TUCKER
                        611 ANTON BOULEVARD, SUITE 1400
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 641-5100
                                ---------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
 As soon as practicable after the Registration Statement becomes effective and all other conditions
  to the merger described in the enclosed Prospectus and Proxy Statement have been satisfied or waived.
                                ---------------
  If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                               PROPOSED
 TITLE OF EACH CLASS OF                        MAXIMUM     PROPOSED MAXIMUM  AMOUNT OF
    SECURITIES TO BE        AMOUNT TO BE    OFFERING PRICE    AGGREGATE     REGISTRATION
       REGISTERED            REGISTERED        PER UNIT     OFFERING PRICE      FEE
-----------------------------------------------------------------------------------------
Class A Common Stock, no
 par value(1)...........   1,500,000 shares Not Applicable $1,003,871.03(2)  $  304.20(2)
-----------------------------------------------------------------------------------------
Options to Purchase
 Class A Common Stock...     165,250 shares Not Applicable        --         $     --
-----------------------------------------------------------------------------------------
Class A Common Stock, no
 par value(3)...........     165,250 shares Not Applicable        --         $     --
-----------------------------------------------------------------------------------------
Class A Common Stock, no
 par value..............  325,000 shares(4)   $10.50(5)       $3,412,500     $1,034.09(6)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

(1) Based upon the Registrant's estimate of the maximum number of shares that may be issued in the merger described herein. Pursuant to the Merger, shares of Class A Common Stock of the registrant ("Common Stock") will be issued to (a) holders of convertible subordinated notes, preferred stock or common stock of EyeSys Technologies, Inc. ("EyeSys") or (b) certain creditors and claimants of EyeSys as payment for services or settlement of claims.
(2) The registration fee was calculated in accordance with Rule 457(f)(2) under the Securities Act of 1933, as amended, based on one-third of the sum of
    (i) the aggregate par value of the stock to be cancelled in the merger (assuming the exercise of all outstanding warrants and options to purchase such stock) and (ii) the principal amount of the notes to be cancelled in the merger. The amount shown was previously paid.
(3) Issuable upon exercise of Options to Purchase Class A Common Stock to be granted as a result of the Merger to holders of options and, in certain circumstances, holders of warrants to purchase EyeSys Common Stock and employees of EyeSys entitled to bonuses.
(4) Shares of Class A Common Stock being registered for resale by Dominick and Dominick Incorporated ("Dominick"). Consists of shares of Class A Common Stock issuable upon the exercise of presently outstanding warrants which were granted to Dominick in consideration for services rendered to Premier in connection with the Merger.
(5) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(c), as of August 5, 1997.

(6) This registration fee was previously paid.
                                ---------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF OFFICERS AND DIRECTORS

  The California General Corporations Laws provides that California corporations may include provisions in their articles of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, except for the liability of a director resulting from (i) any transaction from which the director derives an improper personal benefit, (ii) acts or omissions involving intentional misconduct or a knowing and culpable violation of law, (iii) acts or omissions that a director believes to be contrary to the best interests of the Registrant or its shareholders or that involves the absence of good faith on the party of the director (iv) acts or omissions constituting an unexcused pattern of inattention that amounts to an abdication of the director's duty to the Registrant or its shareholders, (v) acts or omissions showing a reckless disregard for the director's duty to the Registrant or its shareholders in circumstances in which the director was aware or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the Registrant or its shareholders, (vi) any improper transaction between a director and the Registrant in which the director has a material financial interest, or (vii) the making of an illegal distribution to shareholders or an illegal loan or guaranty. The Registrant's Articles of Incorporation provide that the Registrant's directors are not liable to the Registrant or its shareholders for monetary damages for breach of their fiduciary duties to the fullest extent permitted by California Law.

  The inclusion of the above provision in the Articles of Incorporation may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted the Registrant and its shareholders. At present, there is no litigation or proceeding pending involving a director of the Registrant as to which indemnification is being sought, nor is the Registrant aware of any threatened litigation that may result in claims for indemnification by any director.

  The Registrant's Articles of Incorporation provide that the Registrant is authorized to indemnify its directors and officers to the fullest extent permitted by California Law, including circumstances in which indemnification is otherwise discretionary under California Law. The Registrant has entered into indemnification agreements with certain of its directors and officers that require the Registrant to indemnify such directors and officers to the fullest extent permitted by law. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   2.1   Agreement and Plan of Merger dated as of April 24, 1997 among Premier
         Laser Systems, Inc., EyeSys Technologies, Inc. and Premier Acquisition
         of Delaware, Inc. Previously filed as Exhibit A to the
         Prospectus/Proxy Statement.
   3.1   Amended and Restated Articles of Incorporation as filed with the
         California Secretary of State on November 23, 1994. (incorporated herein by this reference to Exhibit 4.8 to the Registrant's Quarterly
         Report on Form 10-QSB for the Quarter ended December 31, 1994)
   3.2   Bylaws of the Registrant, as amended. (incorporated herein by this reference to Exhibit 3.3 to the Registrant's Registration Statement on
         Form SB-2, Registration No. 33-83984)
   4.1   Form of Common Stock Certificate. (incorporated herein by this reference to Exhibit No. 4.4 to the Registrant's Registration
         Statement on Form SB-2, Registration No. 33-83984)
   4.2   Form of "Premier Option" (previously filed).
   5.1   Amended and Restated Opinion of Rutan & Tucker regarding legality
         (previously filed).
   8.1   Opinion of Rutan & Tucker regarding tax matters (previously filed).
  10.1   Letter Agreement and Patent License Agreement dated August 29, 1991 among the Registrant, Patlex Corporation and Gordon Gould.
         (incorporated herein by this reference to Exhibit 10.1 to the
         Registrant's Registration Statement on Form SB-2, Registration No. 33-
         83984)
  10.2   Assignment Agreement dated July 27, 1992 between the Registrant and
         Michael Colvard, M.D. (incorporated herein by this reference to
         Exhibit 10.2 to the Registrant's Registration Statement on Form SB-2,
         Registration No. 33-83984)
  10.3   Gold Catalyst Licensing Agreement dated April 16, 1992 between the
         Registrant and Optical Engineering, Inc. (incorporated herein by this reference to Exhibit 10.3 to the Registrant's Registration Statement
         on Form SB-2, Registration No. 33-83984)
  10.4   Assignment and Modification Agreement dated July 26, 1991 among the
         Registrant, Pfizer Hospital Products Group and Medical Laser
         Technologies Limited. (incorporated herein by this reference to
         Exhibit 10.4 to the Registrant's Registration Statement on Form SB-2,
         Registration No. 33-83984)
  10.8   Letter Agreement dated October 13, 1987 between Pfizer Laser Systems,
         Inc. and Duke University, together with Patent Assignment as filed in the U.S. Patent and Trademark Office on October 23, 1993.
         (incorporated herein by this reference to Exhibit 10.8 to the
         Registrant's Registration Statement on Form SB-2, Registration No. 33-
         83984)
 +10.10  Lead Generation/Distribution Agreement dated March 17, 1994 between the Registrant and Burkhart Dental Supply Company. (incorporated herein by this reference to Exhibit 10.10 to the Registrant's
         Registration Statement on Form SB-2, Registration No. 33-83984)
  10.12  Form of International Distribution Agreement. (incorporated herein by this reference to Exhibit 10.12 to the Registrant's Registration
         Statement on Form SB-2, Registration No. 33-83984)
  10.13  Letter of Intent between the Registrant and Richard Leaderman, D.D.S., together with related Patent Assignments as filed in the U.S. Patent and Trademark Office on February 22, 1994. (incorporated herein by this reference to Exhibit 10.13 to the Registrant's Registration
         Statement on Form SB-2, Registration No. 33-83984)
 +10.14  Exclusive Marketing Agreement dated July 26, 1994 between the
         Registrant, Proclosure, Inc. and Nippon Shoji Kaisha, Ltd.
         (incorporated herein by this reference to Exhibit 10.14 to the
         Registrant's Registration Statement on Form SB-2, Registration No. 33-
         83984)
  10.15  Form of Indemnification Agreement. (incorporated herein by this reference to Exhibit 10.23 to the Registrant's Registration Statement
         on Form SB-2, Registration No. 33-83984)
  10.16  Industrial Lease dated December 6, 1995 between the Registrant and
         Irvine Company. (incorporated herein by this reference to Exhibit
         10.22 to the Registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1996)

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
 10.17   Use and Cost Sharing Agreement dated December 1, 1995 between the
         Registrant and Biopsys Medical, Inc. (incorporated herein by this reference to Exhibit 10.23 to the Registrant's Annual Report on Form
         10-KSB for the fiscal year ended March 31, 1996)
 10.18   Purchase/Supply Agreement dated January 13, 1987 between Infrared
         Fiber Systems, Inc. and Pfizer Hospital Products Group, Inc., as
         amended. (incorporated herein by this reference to Exhibit 10.26 to the Registrant's Registration Statement on Form SB-2, Registration No.
         33-83984)
 10.19   Letter of Intent dated October 19, 1995 between the Registrant and
         International Biolaser Corporation, together with related Promissory
         Note dated October 19, 1995 payable to Registrant in the original principal amount of $125,000, and Security Agreement dated October 19,
         1995 between the Registrant and International Biolaser Corporation.
         (incorporated herein by this reference to Exhibit 10.24 to the
         Registrant's Annual Report on Form 10-KSB for the fiscal year ended
         March 31, 1996)
 10.20   Share Exchange Agreement dated December 20, 1995 among the Registrant,
         658994 Alberta Ltd., 658997 Alberta Ltd. and Mattan Corporation.
         (incorporated herein by this reference to Exhibit 10.1 to the
         Registrant's Quarterly Report on Form 10-QSB for the quarter ended
         December 31, 1995)
 10.21   Purchasing Agreement dated December 20, 1995 between the Registrant and Mattan Corporation. (incorporated herein by this reference to
         Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-QSB for
         the quarter ended December 31, 1995)
 10.22   Exclusive Licensing Agreement dated June 1, 1992 between the
         Registrant and Quentin M. Murphy, D.D.S. (incorporated herein by this reference to Exhibit 10.27 to the Registrant's Annual Report on Form
         10-KSB for the fiscal year ended March 31, 1996)
 10.23   Broker Agreement dated March 13, 1996 among the Registrant, First
         National Marketing Services, Inc. and William F. Sullivan.
         (incorporated herein by this reference to Exhibit 10.29 to the
         Registrant's Annual Report on Form 10-KSB for the fiscal year ended
         March 31, 1996)
 10.24   Form of Consulting Agreement. (incorporated herein by this reference to Exhibit 10.30 to the Registrant's Annual Report on Form 10-KSB for
         the fiscal year ended March 31, 1996)
 10.25   Radiation Services Agreement dated January 10, 1994 between the
         Registrant and SteriGenics International. (incorporated herein by this reference to Exhibit 10.31 to the Registrant's Annual Report on Form
         10-KSB for the fiscal year ended March 31, 1996)
 10.26   Form of Warrant Agreement (including forms of Class A and Class B
         Warrant Certificates). (incorporated herein by this reference to
         Exhibit 4.1 to the Registrant's Registration Statement on Form SB-2,
         Registration No. 33-83984)
 10.27   Form of Underwriter's Unit Purchase Option. (incorporated herein by this reference to Exhibit 4.2 to the Registrant's Registration
         Statement on Form SB-2, Registration No. 33-83984)
 10.28   Form of Finders' Unit Purchase Option. (incorporated herein by this reference to Exhibit4.3 to the Registrant's Registration Statement on
         Form SB-2, Registration No. 33-83984)
 10.29   1992 Stock Option Plan, together with form of Nonqualified Stock
         Option Agreement and form of Incentive Stock Option Agreement.
         (incorporated herein by this reference to Exhibit 4.5 to the
         Registrant's Registration Statement on Form SB-2, Registration No. 33-
         83984)
 10.30   1995 Employee Stock Option Plan, together with form of Nonqualified
         Stock Option Agreement and form of Incentive Stock Option Agreement.
         (incorporated herein by this reference to Exhibit 10.34 to the
         Registrant's Annual Report on Form 10-K for the fiscal year ended
         March 31, 1996)
 10.31   1996 Stock Option Plan. (incorporated herein by this reference to
         Exhibit 10.36 to the Registrant's Annual Report on Form 10-KSB for the
         fiscal year ended March 31, 1996)
 10.32   Form of Nonstatutory Stock Option Agreement between the Registrant and
         Colette Cozean (granting option to purchase 358,650 shares of
         Registrant's Common Stock). (incorporated herein by this reference to
         Exhibit 10.32 to the Registrant's Annual Report on Form 10-KSB for the
         fiscal year ended March 31, 1996)
 10.33   Form of Termination Agreement between the Registrant and certain of the Registrant's Executive Officers. (incorporated herein by this reference to Exhibit 10.33 to the Registrant's Annual Report on Form
         10-KSB for the fiscal year ended March 31, 1996)

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  10.34  Joint Venture Agreement dated January 31, 1997 among the Registrant,
         RSS, LLC and Data.Site, LLC. (incorporated herein by this reference to
         Exhibit 10.39 to the Registrant's Annual Report on Form 10-K for the
         fiscal year ended March 31, 1997)
  10.35  Operating Agreement of Data.Site, LLC dated January 31, 1997.
         (incorporated herein by this reference to Exhibit 10.40 to the
         Registrant's Annual Report on Form 10-K for the fiscal year ended
         March 31, 1997)
  10.36  February 1996 Stock Option Plan. (incorporated herein by this reference to Exhibit 10.35 to the Registrant's Annual Report on Form
         10-KSB for the fiscal year ended March 31, 1996)
  10.37  Loan Agreement dated June 3, 1996 between the Registrant and Silicon
         Valley Bank, together with Schedule to Loan Agreement dated June 3,
         1996. (incorporated herein by this reference to Exhibit 10.36 to the
         Registrant's Registration Statement on Form SB-2, Registration No.
         333-04219)
  10.38  Pledge Agreement dated June 3, 1996 between the Registrant and Silicon
         Valley Bank. (incorporated herein by this reference to Exhibit 10.37 to the Registrant's Registration Statement on Form SB-2, Registration
         No. 333-04219)
  10.39  Warrant to Purchase Stock dated June 3, 1996 issued to Silicon Valley
         Bank. (incorporated herein by this reference to Exhibit 10.38 to the
         Registrant's Registration Statement on Form SB-2, Registration No.
         333-04219)
  10.40  Registration Rights Agreement dated June 3, 1996 between the
         Registrant and Silicon Valley Bank. (incorporated herein by this reference to Exhibit 10.39 to the Registrant's Registration Statement
         on Form SB-2, Registration No. 333-04219)
  10.41  Antidilution Agreement dated June 3, 1996 between the Registrant and
         Silicon Valley Bank. (incorporated herein by this reference to Exhibit
         10.40 to the Registrant's Registration Statement on Form SB-2,
         Registration No. 333-04219)
  10.42  Agreement dated August 12, 1996 between the Registrant and Circuit
         Tree Medical, Inc. (incorporated herein by this reference to Exhibit
         10.42 to the Registrant's Registration Statement on Form SB-2,
         Registration No. 333-04219)
  10.43  Amendment to Loan Agreement together with Schedule, dated February 13,
         1997, between the Registrant and Silicon Valley Bank. (incorporated herein by this reference to Exhibit 10.37 to the Registrant's Annual
         Report on Form 10-K for the fiscal year ended March 31, 1997)
  10.44  Pledge Agreement dated February 13, 1997 between the Registrant and
         Silicon Valley Bank. (incorporated herein by this reference to Exhibit
         10.38 to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1997)
  10.45  Employee Bonus Stock Plan, together with form of Bonus Stock
         Agreement. (incorporated herein by this reference to Exhibit 4.6 to the Registrant's Registration Statement on Form SB-2, Registration
         No. 33-83984)
  21     List of Subsidiaries of Registrant. Incorporated herein by this reference to Exhibit 21 to the Registrant's Annual Report on Form 10-K
         for the fiscal year ended March 31, 1997, as amended by Form 10-K/A filed with the Commission on June 18, 1997.
  23.1   Consent of Ernst & Young LLP (previously filed).
  23.2   Consent of Price Waterhouse LLP (previously filed).
  23.3   Consent of Coopers & Lybrand L.L.P. (previously filed).
  23.4   Consent of Rutan & Tucker (included in the opinions previously filed as Exhibits 5.1 and 5.2).
  24     Power of Attorney (included on signature page).
 *99.1   Agreement dated July 23, 1997 between Nidek Co., Ltd. and EyeSys
         Technologies, Inc.
         (filed herewith).
  99.2   Exclusive Distribution Agreement dated June 1, 1995 between Nidek Co.,
         Ltd. and EyeSys Technologies, Inc. (filed herewith).
 *99.3   Exclusive Distribution Agreement dated June 2, 1997 between EyeSys
         Technologies, Inc. and Marco Ophthalmic Inc. (filed herewith).

--------

* Confidential treatment has been requested for certain portions of this Exhibit.

+ Confidential treatment was granted with respect to portions of this Exhibit.

ITEM 22. UNDERTAKINGS

  (a) The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement.

      To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

      To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in this Registration Statement;

      To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona bide offering thereof.

    (3) File a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

  (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant is the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (c) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities as that time shall be deemed to be the initial bona fide offering thereof.

  (d) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this Registration Statement through the date of responding to the request.

  (e) The undersigned Registration hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

  (f) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered through use of a prospectus which is part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (g) The Registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (f) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 24 hereof, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person thereof in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, California on August 8, 1997.

                                          PREMIER LASER SYSTEMS, INC.

                                                   /s/ Colette Cozean
                                          By: _________________________________
                                                   Colette Cozean, Ph.D.
                                                Chief Executive Officer and
                                                         President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                NAME                             TITLE                    DATE
                ----                             -----                    ----

        /s/ Colette Cozean           Chairman of the Board,          August 8, 1997
____________________________________ President and Chief
       Colette Cozean, Ph.D.         Executive Officer (Principal
                                     Executive Officer)

                                     Director                        August  , 1997
____________________________________
           Patrick J. Day

                 *                   Director                        August 8, 1997
____________________________________
        Grace Chin-Hsin Lin

                 *                   Director                        August 8, 1997
____________________________________
         E. Donald Shapiro

                 *                   Director                        August 8, 1997
____________________________________
       G. Lynn Powell, D.D.S.

                 *                   Vice President of Finance       August 8, 1997
____________________________________ and Chief Financial Officer
          Michael Hiebert            (Principal Financial Officer
                                     and Principal Accounting
                                     Officer)

     /s/ Colette Cozean
*By:___________________________
    Colette Cozean, Ph.D.,
       Attorney in fact

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
 EXHIBIT                                                             NUMBERED
 NUMBER                        DESCRIPTION                             PAGE
 -------                       -----------                         ------------
   2.1   Agreement and Plan of Merger dated as of April 24, 1997
         among Premier Laser Systems, Inc., EyeSys Technologies,
         Inc. and Premier Acquisition of Delaware, Inc.
         Previously filed as Exhibit A to the Prospectus/Proxy
         Statement.
   3.1   Amended and Restated Articles of Incorporation as filed
         with the California Secretary of State on November 23,
         1994. (incorporated herein by this reference to Exhibit
         4.8 to the Registrant's Quarterly Report on Form 10-QSB
         for the Quarter ended December 31, 1994)
   3.2   Bylaws of the Registrant, as amended. (incorporated
         herein by this reference to Exhibit 3.3 to the
         Registrant's Registration Statement on Form SB-2,
         Registration No. 33-83984)
   4.1   Form of Common Stock Certificate. (incorporated herein
         by this reference to Exhibit No. 4.4 to the
         Registrant's Registration Statement on Form SB-2,
         Registration No. 33-83984)
   4.2   Form of "Premier Option" (previously filed).
   5.1   Amended and Restated Opinion of Rutan & Tucker
         regarding legality (previously filed).
   8.1   Opinion of Rutan & Tucker regarding tax matters
         (previously filed).
  10.1   Letter Agreement and Patent License Agreement dated
         August 29, 1991 among the Registrant, Patlex
         Corporation and Gordon Gould. (incorporated herein by
         this reference to Exhibit 10.1 to the Registrant's
         Registration Statement on Form SB-2, Registration No.
         33-83984)
  10.2   Assignment Agreement dated July 27, 1992 between the
         Registrant and Michael Colvard, M.D. (incorporated
         herein by this reference to Exhibit 10.2 to the
         Registrant's Registration Statement on Form SB-2,
         Registration No. 33-83984)
  10.3   Gold Catalyst Licensing Agreement dated April 16, 1992
         between the Registrant and Optical Engineering, Inc.
         (incorporated herein by this reference to Exhibit 10.3
         to the Registrant's Registration Statement on Form SB-
         2, Registration No. 33-83984)
  10.4   Assignment and Modification Agreement dated July 26,
         1991 among the Registrant, Pfizer Hospital Products
         Group and Medical Laser Technologies Limited.
         (incorporated herein by this reference to Exhibit 10.4
         to the Registrant's Registration Statement on Form SB-
         2, Registration No. 33-83984)
  10.8   Letter Agreement dated October 13, 1987 between Pfizer
         Laser Systems, Inc. and Duke University, together with
         Patent Assignment as filed in the U.S. Patent and
         Trademark Office on October 23, 1993. (incorporated
         herein by this reference to Exhibit 10.8 to the
         Registrant's Registration Statement on Form SB-2,
         Registration No. 33-83984)
 +10.10  Lead Generation/Distribution Agreement dated March 17,
         1994 between the Registrant and Burkhart Dental Supply
         Company. (incorporated herein by this reference to
         Exhibit 10.10 to the Registrant's Registration
         Statement on Form SB-2, Registration No. 33-83984)
  10.12  Form of International Distribution Agreement.
         (incorporated herein by this reference to Exhibit 10.12
         to the Registrant's Registration Statement on Form SB-
         2, Registration No. 33-83984)
  10.13  Letter of Intent between the Registrant and Richard
         Leaderman, D.D.S., together with related Patent
         Assignments as filed in the U.S. Patent and Trademark
         Office on February 22, 1994. (incorporated herein by
         this reference to Exhibit 10.13 to the Registrant's
         Registration Statement on Form SB-2, Registration No.
         33-83984)
 +10.14  Exclusive Marketing Agreement dated July 26, 1994
         between the Registrant, Proclosure, Inc. and Nippon
         Shoji Kaisha, Ltd. (incorporated herein by this
         reference to Exhibit 10.14 to the Registrant's
         Registration Statement on Form SB-2, Registration No.
         33-83984)
  10.15  Form of Indemnification Agreement. (incorporated herein by this reference to Exhibit 10.23 to the Registrant's
         Registration Statement on Form SB-2, Registration No.
         33-83984)
  10.16  Industrial Lease dated December 6, 1995 between the
         Registrant and Irvine Company. (incorporated herein by
         this reference to Exhibit 10.22 to the Registrant's
         Annual Report on Form 10-KSB for the fiscal year ended
         March 31, 1996)

                                                                   SEQUENTIALLY
 EXHIBIT                                                             NUMBERED
 NUMBER                        DESCRIPTION                             PAGE
 -------                       -----------                         ------------
 10.17   Use and Cost Sharing Agreement dated December 1, 1995
         between the Registrant and Biopsys Medical, Inc.
         (incorporated herein by this reference to Exhibit 10.23
         to the Registrant's Annual Report on Form 10-KSB for
         the fiscal year ended March 31, 1996)
 10.18   Purchase/Supply Agreement dated January 13, 1987
         between Infrared Fiber Systems, Inc. and Pfizer
         Hospital Products Group, Inc., as amended.
         (incorporated herein by this reference to Exhibit 10.26
         to the Registrant's Registration Statement on Form SB-
         2, Registration No. 33-83984)
 10.19   Letter of Intent dated October 19, 1995 between the
         Registrant and International Biolaser Corporation,
         together with related Promissory Note dated October 19,
         1995 payable to Registrant in the original principal
         amount of $125,000, and Security Agreement dated
         October 19, 1995 between the Registrant and
         International Biolaser Corporation. (incorporated
         herein by this reference to Exhibit 10.24 to the
         Registrant's Annual Report on Form 10-KSB for the
         fiscal year ended March 31, 1996)
 10.20   Share Exchange Agreement dated December 20, 1995 among
         the Registrant, 658994 Alberta Ltd., 658997 Alberta
         Ltd. and Mattan Corporation. (incorporated herein by
         this reference to Exhibit 10.1 to the Registrant's
         Quarterly Report on Form 10-QSB for the quarter ended
         December 31, 1995)
 10.21   Purchasing Agreement dated December 20, 1995 between
         the Registrant and Mattan Corporation. (incorporated
         herein by this reference to Exhibit 10.2 to the
         Registrant's Quarterly Report on Form 10-QSB for the
         quarter ended December 31, 1995)
 10.22   Exclusive Licensing Agreement dated June 1, 1992
         between the Registrant and Quentin M. Murphy, D.D.S.
         (incorporated herein by this reference to Exhibit 10.27
         to the Registrant's Annual Report on Form 10-KSB for
         the fiscal year ended March 31, 1996)
 10.23   Broker Agreement dated March 13, 1996 among the
         Registrant, First National Marketing Services, Inc. and
         William F. Sullivan. (incorporated herein by this
         reference to Exhibit 10.29 to the Registrant's Annual
         Report on Form 10-KSB for the fiscal year ended March
         31, 1996)
 10.24   Form of Consulting Agreement. (incorporated herein by
         this reference to Exhibit 10.30 to the Registrant's
         Annual Report on Form 10-KSB for the fiscal year ended
         March 31, 1996)
 10.25   Radiation Services Agreement dated January 10, 1994
         between the Registrant and SteriGenics International.
         (incorporated herein by this reference to Exhibit 10.31
         to the Registrant's Annual Report on Form 10-KSB for
         the fiscal year ended March 31, 1996)
 10.26   Form of Warrant Agreement (including forms of Class A
         and Class B Warrant Certificates). (incorporated herein
         by this reference to Exhibit 4.1 to the Registrant's
         Registration Statement on Form SB-2, Registration No.
         33-83984)
 10.27   Form of Underwriter's Unit Purchase Option.
         (incorporated herein by this reference to Exhibit 4.2
         to the Registrant's Registration Statement on Form SB-
         2, Registration No. 33-83984)
 10.28   Form of Finders' Unit Purchase Option. (incorporated
         herein by this reference to Exhibit4.3 to the
         Registrant's Registration Statement on Form SB-2,
         Registration No. 33-83984)
 10.29   1992 Stock Option Plan, together with form of
         Nonqualified Stock Option Agreement and form of
         Incentive Stock Option Agreement. (incorporated herein
         by this reference to Exhibit 4.5 to the Registrant's
         Registration Statement on Form SB-2, Registration No.
         33-83984)
 10.30   1995 Employee Stock Option Plan, together with form of
         Nonqualified Stock Option Agreement and form of
         Incentive Stock Option Agreement. (incorporated herein
         by this reference to Exhibit 10.34 to the Registrant's
         Annual Report on Form 10-K for the fiscal year ended
         March 31, 1996)
 10.31   1996 Stock Option Plan. (incorporated herein by this
         reference to Exhibit 10.36 to the Registrant's Annual
         Report on Form 10-KSB for the fiscal year ended March
         31, 1996)
 10.32   Form of Nonstatutory Stock Option Agreement between the
         Registrant and Colette Cozean (granting option to
         purchase 358,650 shares of Registrant's Common Stock).
         (incorporated herein by this reference to Exhibit 10.32
         to the Registrant's Annual Report on Form 10-KSB for
         the fiscal year ended March 31, 1996)
 10.33   Form of Termination Agreement between the Registrant
         and certain of the Registrant's Executive Officers.
         (incorporated herein by this reference to Exhibit 10.33
         to the Registrant's Annual Report on Form 10-KSB for
         the fiscal year ended March 31, 1996)

                                                                   SEQUENTIALLY
 EXHIBIT                                                             NUMBERED
 NUMBER                        DESCRIPTION                             PAGE
 -------                       -----------                         ------------
  10.34  Joint Venture Agreement dated January 31, 1997 among the Registrant, RSS, LLC and Data.Site, LLC.
         (incorporated herein by this reference to Exhibit 10.39
         to the Registrant's Annual Report on Form 10-K for the
         fiscal year ended March 31, 1997)
  10.35  Operating Agreement of Data.Site, LLC dated January 31,
         1997. (incorporated herein by this reference to Exhibit
         10.40 to the Registrant's Annual Report on Form 10-K
         for the fiscal year ended March 31, 1997)
  10.36  February 1996 Stock Option Plan. (incorporated herein by this reference to Exhibit 10.35 to the Registrant's
         Annual Report on Form 10-KSB for the fiscal year ended
         March 31, 1996)
  10.37  Loan Agreement dated June 3, 1996 between the
         Registrant and Silicon Valley Bank, together with
         Schedule to Loan Agreement dated June 3, 1996.
         (incorporated herein by this reference to Exhibit 10.36
         to the Registrant's Registration Statement on Form SB-
         2, Registration No. 333-04219)
  10.38  Pledge Agreement dated June 3, 1996 between the
         Registrant and Silicon Valley Bank. (incorporated
         herein by this reference to Exhibit 10.37 to the
         Registrant's Registration Statement on Form SB-2,
         Registration No. 333-04219)
  10.39  Warrant to Purchase Stock dated June 3, 1996 issued to
         Silicon Valley Bank. (incorporated herein by this
         reference to Exhibit 10.38 to the Registrant's
         Registration Statement on Form SB-2, Registration No.
         333-04219)
  10.40  Registration Rights Agreement dated June 3, 1996
         between the Registrant and Silicon Valley Bank.
         (incorporated herein by this reference to Exhibit 10.39
         to the Registrant's Registration Statement on Form SB-
         2, Registration No. 333-04219)
  10.41  Antidilution Agreement dated June 3, 1996 between the
         Registrant and Silicon Valley Bank. (incorporated
         herein by this reference to Exhibit 10.40 to the
         Registrant's Registration Statement on Form SB-2,
         Registration No. 333-04219)
  10.42  Agreement dated August 12, 1996 between the Registrant and Circuit Tree Medical, Inc. (incorporated herein by
         this reference to Exhibit 10.42 to the Registrant's
         Registration Statement on Form SB-2, Registration No.
         333-04219)
  10.43  Amendment to Loan Agreement together with Schedule, dated February 13, 1997, between the Registrant and
         Silicon Valley Bank. (incorporated herein by this
         reference to Exhibit 10.37 to the Registrant's Annual
         Report on Form 10-K for the fiscal year ended March 31,
         1997)
  10.44  Pledge Agreement dated February 13, 1997 between the
         Registrant and Silicon Valley Bank. (incorporated
         herein by this reference to Exhibit 10.38 to the
         Registrant's Annual Report on Form 10-K for the fiscal
         year ended March 31, 1997)
  10.45  Employee Bonus Stock Plan, together with form of Bonus
         Stock Agreement. (incorporated herein by this reference
         to Exhibit 4.6 to the Registrant's Registration
         Statement on Form SB-2, Registration No. 33-83984)
  21     List of Subsidiaries of Registrant. Incorporated herein
         by this reference to Exhibit 21 to the Registrant's
         Annual Report on Form 10-K for the fiscal year ended
         March 31, 1997, as amended by Form 10-K/A filed with
         the Commission on June 18, 1997.
  23.1   Consent of Ernst & Young LLP (previously filed).
  23.2   Consent of Price Waterhouse LLP (previously filed).
  23.3   Consent of Coopers & Lybrand L.L.P. (previously filed).
  23.4   Consent of Rutan & Tucker (included in the opinions
         previously filed as Exhibits 5.1 and 5.2).
  24     Power of Attorney (included on signature page).
 *99.1   Agreement dated July 23, 1997 between Nidek Co., Ltd.
         and EyeSys Technologies, Inc. (filed herewith).
  99.2   Exclusive Distribution Agreement dated June 1, 1995
         between Nidek Co., Ltd. and EyeSys Technologies, Inc.
         (filed herewith).
 *99.3   Exclusive Distribution Agreement dated June 2, 1997
         between EyeSys Technologies, Inc. and Marco Ophthalmic
         Inc. (filed herewith).

-------

* Confidential treatment has been requested for certain portions of this Exhibit.

+ Confidential treatment was granted with respect to portions of this Exhibit.